October 13, 2015 F I N A N C I A L R E S U L T S 3Q15

FINANCIAL RESULTS

3Q15 Financial highlights

ROTCE[1]	CET1 ratio[2]	Overhead ratio[3]	Net payout ratio LTM[4]
15%	11.4%	65%	49%

- 3Q15 reported net income of $6.8B and EPS of $1.68; net income of $5.4B, EPS of $1.32 and ROTCE[1] of 12% excluding tax benefits, legal expense and net reserve releases[5]
  - Revenue of $23.5B[3]
  - Adjusted expense of $14.0B[6] and adjusted overhead ratio of 60%[6]
- Fortress balance sheet
  - Balance sheet down by $156B YTD, driven by reduction in non-operating deposits of over $150B[7]
  - Core loans[8] up 15% YoY and 4% QoQ
  - Basel III Fully Phased-In CET1 capital of $172B[2], Advanced and Standardized ratios of 11.4%[2]
- Delivered strong capital return
  - $2.7B[9] of net capital returned to shareholders in 3Q15, including $1.0B of net repurchases[10]
  - Common dividend of $0.44 per share

Significant items ($mm, excluding EPS)

	Pretax	Net income[11]	EPS[11]
Firmwide Legal Expense	($1,347)	($973)	($0.26)
Firmwide Tax Benefits	–	2,164	0.57

Reserve releases/(builds)	EPS[11]
Consumer	$0.10
Wholesale	(0.05)
Net releases	**$0.05**

[1] See note 2 on slide 18
[2] Represents estimated common equity Tier 1 ("CET1") capital and ratio under the Basel III Fully Phased-In capital rules to which the Firm will be subject to as of January 1, 2019. See note 3 on slide 18
[3] See note 1 on slide 18
[4] Last twelve months ("LTM"). Net of employee issuances
[5] See note 8 on slide 19
[6] See note 4 on slide 18
[7] Reduction in non-operating deposits also includes balances previously reported in CP sweep accounts
[8] See note 1 on slide 19
[9] Net of employee issuance
[10] The repurchase amount is presented on a settlement-date basis
[11] Assumes a tax rate of 38% for items that are tax deductible

1

JPMORGAN CHASE & CO.

F I N A N C I A L R E S U L T S 3Q15 Financial results1 Note: Certain prior period amounts have been revised; see note 2 on slide 19 1 See note 1 on slide 18 2 Actual numbers for all periods, not over/(under) 3 See note 2 on slide 18 4 See note 4 on slide 18 $mm, excluding EPS $ O/(U) 3Q15 2Q15 3Q14 Revenue (FTE)1 $23,535 ($996) ($1,611) Expense 15,368 868 (430) Credit costs 682 (253) (75) Reported net income $6,804 $514 $1,239 Net income applicable to common stockholders $6,270 $494 $1,142 Reported EPS $1.68 $0.14 $0.33 ROE2 12% 11% 10% ROTCE2,3 15 14 13 Overhead ratio1,2 65 59 63 Memo: Adjusted expense 4 $14,021 ($188) ($715) Memo: Adjusted overhead ratio 1,2,4 60% 58% 59% 3Q15 ROE O/H ratio CCB 20% 57% CIB 8% 75% CB 14% 44% AM 20% 73% 2

Fortress balance sheet and returns[1]

$B, except where noted

	3Q15	2Q15	3Q14
Basel III Advanced Fully Phased-In[2]			
CET1	$172	$169	$163
CET1 ratio	11.4%	11.0%	10.1%
Tier 1 capital	$198	$194	$183
Tier 1 capital ratio	13.1%	12.7%	11.3%
Total capital	$219	$215	$200
Total capital ratio	14.5%	14.0%	12.4%
Risk-weighted assets	$1,515	$1,532	$1,613
Firm SLR[3]	6.3%	6.0%	5.5%
Bank SLR[3]	6.5	6.1	5.7
HQLA[4,5]	$505	$532	$572
Total assets (EOP)	$2,417	$2,450	$2,527
Tangible common equity (EOP)	$174	$171	$165
Tangible book value per share[6]	$47.36	$46.13	$44.04

3Q15 Basel III Standardized Fully Phased-In of 11.4%[2]

Balance sheet down by $156B YTD, driven by reduction in non-operating deposits of over $150B[9]

- Preferred stock issuance: $1.2B
- Firm is compliant with U.S. LCR[5] and Basel final NSFR[7]
- Firmwide total credit reserves of $14.2B; non-performing loan loss coverage ratio (ex. credit card) of 109%[8]

Note: Certain prior period amounts have been revised; see note 2 on slide 19
[1] See notes on non-GAAP financial measures on slide 18
[2] Estimated for 3Q15, 2Q15 and 3Q14. Represents the capital rules the Firm will be subject to as of January 1, 2019. See note 3 on slide 18
[3] Estimated for 3Q15, 2Q15 and 3Q14. Represents the supplementary leverage rules the Firm will be subject to as of January 1, 2018. See note 3 on slide 18
[4] High quality liquid assets ("HQLA") represents the amount of assets that qualify for inclusion in the liquidity coverage ratio under the final U.S. rule ("U.S. LCR") for 3Q15 and 2Q15 as well as the estimated amount as of 3Q14, prior to the effective date of the final rule
[5] Estimated for 3Q15
[6] See note 2 on slide 18
[7] Estimate as of 2Q15
[8] See note 5 on slide 18
[9] Reduction in non-operating deposits also includes balances previously reported in CP sweep accounts

FINANCIAL RESULTS
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JPMORGAN CHASE & CO.

Consumer & Community Banking[1]

$mm	3Q15	$ O/(U) 2Q15	3Q14
Net interest income	$7,150	$224	($3)
Noninterest revenue	3,729	(360)	(485)
Revenue	10,879	(136)	(488)
Expense	6,237	27	(68)
Net charge-offs	965	(62)	(137)
Change in allowance	(576)	(251)	(376)
Credit costs	389	(313)	(513)
Net income	$2,630	$97	$101

Key drivers/statistics ($B)[2]	3Q15	2Q15	3Q14
EOP Equity[3]	$51.0	$51.0	$51.0
ROE	20%	19%	19%
Overhead ratio	57	56	55
Average loans	$421.9	$408.1	$391.0
Average deposits	536.0	529.4	492.0
Client investment assets (EOP)	213.3	221.5	207.8
Number of branches	5,471	5,504	5,613
Active mobile customers (mm)	22.2	21.0	18.4
CCB households (mm)	58.0	57.8	57.1

1 See note 1 on slide 18
2 Actual numbers for all periods, not over/(under)
3 Equity is allocated to the sub-business segments with $5.0 billion and $3.0 billion of capital in 2015 and 2014, respectively, held at the CCB level related to legacy mortgage servicing matters
4 Based on FDIC 2015 Summary of Deposits survey per SNL Financial – excludes branches with greater than $500mm of deposits or identified as non-retail
5 Based on disclosures by peers as of 2Q15
6 Based on Inside Mortgage Finance as of 2Q15 for Servicer and Originator rankings
7 Based on disclosures by peers and internal estimates as of 2Q15
8 Based on Phoenix Credit Card Monitor for 12-month period ending June 2015; based on card accounts and revolving balance dollars
9 Based on Visa data as of 2Q15 for consumer and business credit card sales volume
10 Based on Nilson data as of 2014 and internal estimates
11 Includes employees and contractors

Leadership positions

Consumer & Business Banking

- Deposit volume growing at nearly twice the industry growth rate[4]
- #1 in customer satisfaction among the largest U.S. banks for the third consecutive year, according to ACSI
- Largest active mobile customer base among major U.S. banks[5] growing at 21% YoY

Mortgage Banking

- #2 mortgage originator and servicer[6]

Card, Commerce Solutions & Auto

- #1 credit card issuer in the U.S. based on loans outstanding[7]
- #1 U.S. co-brand credit card issuer[8]
- #1 global Visa issuer[9]
- #1 wholly-owned merchant acquirer[10]

Headcount and expense

- Reduced expense by $0.6B for 3Q15 YTD YoY
  - $0.7B excluding legal expense
- Total headcount[11] down by ~10,000 YTD and ~40,000 from 2012

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

F I N A N C I A L R E S U L T S Consumer & Community Banking Consumer & Business Banking $mm $ O/(U) 3Q15 2Q15 3Q14 Net interest income $2,605 ($14) ($202) Noninterest revenue 1,950 86 96 Revenue 4,555 72 (106) Expense 2,956 (100) (76) Credit costs 50 (18) (25) Net income $954 $123 $27 Key drivers/statistics ($B)1 EOP Equity $11.5 $11.5 $11.0 ROE 32% 28% 33% Average total deposits $519.4 $512.8 $476.2 Deposit margin 1.86% 1.92% 2.20% Client investment assets (EOP) $213.3 $221.5 $207.8 Net new investment assets 2.8 3.4 4.3 Business Banking loan balances (Avg) 20.6 20.4 19.5 Business Banking loan originations 1.7 1.9 1.6 1 Actual numbers for all periods, not over/(under) Financial performance Key drivers  Net income of $954mm, up 3% YoY and 15% QoQ  Revenue of $4.6B, down 2% YoY and up 2% QoQ  Expense of $3.0B, down 3% YoY and QoQ  Average total deposits of $519.4B, up 9% YoY and 1% QoQ  Deposit margin of 1.86%, down 34 bps YoY and 6 bps QoQ  Client investment assets of $213.3B, up 3% YoY and down 4% QoQ  Average Business Banking loans of $20.6B, up 6% YoY and 1% QoQ  Business Banking loan originations of $1.7B, up 4% YoY and down seasonally 10% QoQ 5

Consumer & Community Banking

Mortgage Banking

$mm	3Q15	$ O/(U) 2Q15	3Q14
Net interest income	$1,112	$56	$53
Noninterest revenue	443	(334)	(525)
Revenue	1,555	(278)	(472)
Expense	1,118	8	(161)
Net charge-offs[1]	41	(40)	(40)
Change in allowance[1]	(575)	(275)	(475)
Credit costs	(534)	(315)	(515)
Net income	$602	$18	$137

Key drivers/statistics ($B)[2]			
EOP equity	$16.0	$16.0	$18.0
ROE	14%	14%	10%
Mortgage originations[3]	$29.9	$29.3	$21.2
Average NCI[4] owned portfolio	165.5	152.6	132.8
EOP total loans serviced	929.0	917.0	963.4
ALL/nonaccrual loans retained[5]	33%	35%	39%
Net charge-off rate[1,5]	0.10	0.21	0.24

[1] Excludes purchased credit-impaired (PCI) write-offs of $52mm, $55mm, and $87mm for 3Q15, 2Q15, and 3Q14, respectively. See note 5 on slide 18
[2] Actual numbers for all periods, not over/(under)
[3] Firmwide mortgage origination volume was $32.2B, $31.7B, and $22.7B, for 3Q15, 2Q15 and 3Q14, respectively
[4] Non credit-impaired (NCI)
[5] Excludes the impact of PCI loans. The allowance for PCI loan losses was $2.8B, $3.2B and $3.7B at the end of 3Q15, 2Q15 and 3Q14, respectively. See note 5 on slide 18

Financial performance

- Net income of $602mm, up 29% YoY
- Revenue of $1.6B, down 23% YoY and 15% QoQ, primarily on lower net servicing revenue
- Expense of $1.1B, down 13% YoY
- Credit costs down $515mm YoY
  - Reduction in allowance for loan losses of $575mm
    - Non credit-impaired – $200mm
    - Purchased credit-impaired[1] – $375mm

Key drivers

- Mortgage originations of $29.9B, up 41% YoY and 2% QoQ
- Net charge-off rate[1] of 10bps, down 14bps YoY and 11bps QoQ
- Average NCI[4] owned portfolio of $165.5B, up 25% YoY and 8% QoQ
- EOP total loans serviced of $929.0B, down 4% YoY and up 1% QoQ

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Consumer & Community Banking

Card, Commerce Solutions & Auto

$mm	3Q15	$ O/(U) 2Q15	$ O/(U) 3Q14
Net interest income	$3,433	$182	$146
Noninterest revenue	1,336	(112)	(56)
Revenue	4,769	70	90
Expense	2,163	119	169
Net charge-offs	874	(4)	(72)
Change in allowance	(1)	24	99
Credit costs	873	20	27
Net income	$1,074	($44)	($63)
EOP equity ($B)[1]	$18.5	$18.5	$19.0
ROE[1]	22%	23%	23%
Card Services – Key drivers/statistics ($B)[1]			
Average loans	$126.3	$124.5	$126.1
Sales volume[2]	126.6	125.7	119.5
Net revenue rate	12.22%	12.35%	12.17%
Net charge-off rate	2.41	2.61	2.52
30+ day delinquency rate	1.38	1.29	1.43
# of accounts with sales activity (mm)[2]	33.0	32.6	32.1
Commerce Solutions – Key drivers/statistics ($B)[1]			
Merchant processing volume	$235.8	$234.1	$213.3
# of total transactions (B)	10.4	10.1	9.4
Auto – Key drivers/statistics ($B)[1]			
Average loans and leased assets	$64.5	$63.2	$58.9
Loan and lease originations	8.1	7.8	6.8

Note: Commerce Solutions, formerly known as Merchant Services, includes Chase Paymentech, ChaseNet and Chase Offers businesses

[1] Actual numbers for all periods, not over/(under)

[2] Excludes Commercial Card

Financial performance

- Net income of $1.1B, down 6% YoY
- Revenue of $4.8B, up 2% YoY and 1% QoQ
- Expense of $2.2B, up 8% YoY due to higher auto lease depreciation and higher marketing
- Credit costs up 3% YoY, driven by lower loan loss reserve releases, largely offset by lower net charge-offs

Key drivers

Card Services

- Average loans of $126.3B, flat YoY and up 1% QoQ
- Sales volume[2] of $126.6B, up 6% YoY and 1% QoQ
- Net charge-off rate of 2.41%, down from 2.52% in the prior year and 2.61% in the prior quarter

Commerce Solutions

- Merchant processing volume of $235.8B, up 11% YoY and 1% QoQ
- Transaction volume of 10.4B, up 11% YoY and 3% QoQ

Auto

- Average loans and leased assets up 9% YoY and 2% QoQ
- Originations up 19% YoY and 4% QoQ

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Corporate & Investment Bank[1]

$mm

	3Q15	$ O/(U) 2Q15	$ O/(U) 3Q14
Corporate & Investment Bank revenue	$8,168	($555)	($937)
Investment banking revenue[2]	1,530	(216)	79
Treasury Services[3]	899	(2)	(41)
Lending[3]	334	32	21
Total Banking[2]	2,763	(186)	59
Fixed Income Markets[2]	2,933	2	(854)
Equity Markets[2]	1,403	(173)	117
Securities Services	915	(80)	(173)
Credit Adjustments & Other	154	(118)	(86)
Total Markets & Investor Services[2]	5,405	(369)	(996)
Expense	6,131	994	96
Credit costs	232	182	299
Net income	$1,464	($877)	($216)

Key drivers/statistics ($B)[4]

	3Q15	2Q15	3Q14
EOP equity	$62.0	$62.0	$61.0
ROE	8%	14%	10%
Overhead ratio	75	59	66
Comp/revenue	30	30	31
IB Fees ($mm)	$1,612	$1,825	$1,542
EOP loans	104.8	103.8	102.3
Average client deposits	372.1	401.3	419.6
Assets under custody ($T)	19.7	20.5	21.2
ALL/EOP loans ex-conduits and trade[5,6]	1.85%	1.73%	1.88%
Net charge-off/(recovery) rate	0.01	(0.06)	(0.01)
Average VaR ($mm)	$57	$43	$35

Note: Certain prior period amounts have been revised; see note 2 on slide 19

[1] See note 1 on slide 18

[2] Effective in the second quarter of 2015, Investment banking revenue (formerly Investment banking fees) incorporates all revenue associated with investment banking activities, and is reported net of investment banking revenue shared with other lines of business; previously such shared revenue had been reported in Fixed Income Markets and Equity Markets. Prior periods have been revised to conform with the current period presentation

[3] Effective in the second quarter of 2015, Trade Finance revenue was transferred from Treasury Services to Lending. Prior periods have been revised to conform with the current period presentation

[4] Actual numbers for all periods, not over/(under)

[5] ALL/EOP loans as reported was 1.19%, 1.12% and 1.13% for 3Q15, 2Q15, and 3Q14, respectively

[6] See note 6 on slide 18

Financial performance

- Net income of $1.5B on revenue of $8.2B
  - ROE of 8%; 13% adjusted for legal expense, tax benefits and reserve build[6]
- Banking revenue
  - IB revenue of $1.5B, up 5% YoY on strong performance across debt underwriting fees and advisory fees, largely offset by lower equity underwriting fees
    - Ranked #1 in Global IB fees for 3Q15
  - Treasury Services revenue of $899mm, down 4% YoY
  - Lending revenue of $334mm, up 7% YoY
- Markets & Investor Services revenue
  - Markets revenue of $4.3B, down 6% YoY, excluding business simplification[6]
    - Fixed Income Markets of $2.9B, down 11% YoY, excluding business simplification[6]
    - Equity Markets of $1.4B, up 9% YoY, driven by strong performance across derivatives and cash
  - Securities Services revenue of $915mm, down 16% YoY
  - Credit Adjustments & Other, a $154mm gain, as a result of spread widening
- Expense of $6.1B, up 2% YoY, driven by higher legal expense, offset by lower compensation expense and business simplification
- Credit costs of $232mm reflecting higher reserves driven by Oil & Gas

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Commercial Banking[1]

$mm	3Q15	$ O/(U) 2Q15	$ O/(U) 3Q14
Revenue	$1,644	($95)	($59)
Middle Market Banking[2]	675	(13)	(11)
Corporate Client Banking[2]	446	(86)	(56)
Commercial Term Lending	318	–	6
Real Estate Banking	123	6	(1)
Other	82	(2)	3
Expense	719	16	51
Credit costs	82	(100)	161
Net income	$518	($7)	($153)
Key drivers/statistics ($B)[3]			
EOP equity	$14.0	$14.0	$14.0
ROE	14%	14%	18%
Overhead ratio	44	40	39
Gross IB Revenue ($mm)	$382	$589	$501
Average loans	159.2	156.0	142.8
EOP loans	162.5	159.5	143.8
Average client deposits	180.9	197.0	204.7
Allowance for loan losses	2.8	2.7	2.5
Nonaccrual loans	0.4	0.4	0.4
Net charge-off/(recovery) rate[4]	–	(0.01)%	0.01%
ALL/loans[4]	1.71	1.71	1.76

[1] See note 1 on slide 18
[2] Effective January 1, 2015, mortgage warehouse lending clients were transferred from Middle Market Banking to Corporate Client Banking. Prior period revenue, period-end loans, and average loans by client segment were revised to conform with current period presentation
[3] Actual numbers for all periods, not over/(under)
[4] Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off/(recovery) rate
[5] CB's Commercial and Industrial (C&I) grouping is internally defined to include certain client segments (Middle Market, which includes Nonprofit Clients and Corporate Client Banking) and does not align with regulatory definitions
[6] CB's Commercial Real Estate (CRE) grouping is internally defined to include certain client segments (Real Estate Banking, Commercial Term Lending and Community Development Banking) and does not align with regulatory definitions

Financial performance

- Net income of $518mm, down 23% YoY and 1% QoQ
- Revenue of $1.6B, down 3% YoY
  - Down 5% QoQ on lower investment banking revenue
- Expense of $719mm, up 8% YoY
- Credit costs of $82mm
  - Net charge-off rate of 0bps, 11th consecutive quarter of single digit NCO rate or net recoveries
- EOP loan balances up 13% YoY and 2% QoQ
  - C&I[5] loans flat QoQ
  - CRE[6] loans up 4% QoQ
- Average client deposits of $180.9B, down 12% YoY and 8% QoQ largely on reduced non-operating deposits

FINANCIAL RESULTS

9

JPMORGAN CHASE & CO.

F I N A N C I A L R E S U L T S 3Q15 2Q15 3Q14 Revenue $2,894 ($281) ($152) Global Investment Management 1,483 (187) (126) Global Wealth Management 1,411 (94) (26) Expense 2,109 (297) 28 Credit costs (17) (17) (26) Net income $475 $24 ($115) Key drivers/statistics ($B)2 EOP equity $9.0 $9.0 $9.0 ROE 20% 19% 25% Pretax margin 28 24 31 Assets under management (AUM) $1,711 $1,781 $1,711 Client assets 2,323 2,423 2,344 Average loans 108.7 107.3 101.4 EOP loans 110.3 109.3 102.4 Average deposits 141.9 152.6 151.2 $ O/(U) Asset Management1 1 See note 1 on slide 18 2 Actual numbers for all periods, not over/(under) $mm Financial performance  Net income of $475mm, down 19% YoY and up 5% QoQ  Revenue of $2.9B, down 5% YoY and 9% QoQ  Expense of $2.1B, up 1% YoY and down 12% QoQ  AUM of $1.7T, flat YoY and down 4% QoQ  Net outflows of $4B from long-term products and $5B from liquidity products, resulting in total AUM net outflows for the quarter of $9B  Client assets of $2.3T, down 1% YoY and down 4% QoQ  Record average loan balances of $108.7B, up 7% YoY and 1% QoQ  Average deposit balances of $141.9B, down 6% YoY and 7% QoQ  Strong investment performance  81% of mutual fund AUM ranked in the 1st or 2nd quartiles over 5 years 10

Corporate[1]

$mm		$ O/(U)	
	3Q15	2Q15	3Q14
Treasury and CIO	($40)	$72	$293
Other Corporate[2]	1,757	1,205	1,329
Net income	$1,717	$1,277	$1,622

[1] See note 1 on slide 18
[2] Effective with the first quarter of 2015, the Firm began including the results of Private Equity in the Other Corporate line within the Corporate segment. Prior period amounts have been revised to conform with the current period presentation. The Corporate segment's balance sheets and results of operations were not impacted by this reporting change

Financial performance

Treasury and CIO

- Treasury and CIO net loss of $40mm, compared to a net loss of $112mm in 2Q15

Other Corporate[2]

- Net income includes tax benefits of $1.9B

Firmwide

- Firm NIM is up 7bps QoQ largely driven by positive mix impact of lower cash balances and higher loan balances
- Firm NII is up ~$246mm QoQ primarily due to higher loan NII
- Firm loans-to-deposits ratio of 64%, up 8% since year-end

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Outlook

Firmwide

- Expect 4Q15 YoY core loan[1] growth to continue at 15%+/-
- Expect 2H15 NCOs to be consistent with 1H15
- Expect FY2015 adjusted expense[2] of $56.5B+/-

Corporate & Investment Bank

- For 4Q15, expect business simplification to generate YoY negative variance in Markets revenue of 2%; also expect normal seasonal trends
- At current market levels, expect Securities Services revenue to be less than $950mm

Consumer & Community Banking

- Expect Mortgage Banking noninterest revenue for 4Q15 to be down ~$250mm YoY – market dependent
- Expect card revenue rate in 4Q15 of ~11.75%+/-

Commercial Banking

- Expect 4Q15 expense to be ~$720mm

[1] See note 1 on slide 19
[2] See note 4 on slide 18

FINANCIAL RESULTS
12
JPMORGAN CHASE & CO.

Agenda Page F I N A N C I A L R E S U L T S 13 Appendix 13

A P P E N D I X Consumer credit – Delinquency trends1 Note: Home equity and prime mortgages exclude Asset Management, Corporate and government-insured loans 1 Excluding purchased credit-impaired and held-for-sale loans $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Sep-11 Mar-12 Sep-12 Mar-13 Sep-13 Mar-14 Sep-14 Mar-15 Sep-15 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Sep-11 Mar-12 Sep-12 Mar-13 Sep-13 Mar-14 Sep-14 Mar-15 Sep-15 Prime mortgage delinquency trend ($mm) Home equity delinquency trend ($mm) Subprime mortgage delinquency trend ($mm) Credit card delinquency trend ($mm) 30 – 149 day delinquencies 150+ day delinquencies 30 – 149 day delinquencies 150+ day delinquencies $0 $1,500 $3,000 $4,500 $6,000 $7,500 $9,000 $10,500 Sep-11 Mar-12 Sep-12 Mar-13 Sep-13 Mar-14 Sep-14 Mar-15 Sep-15 30+ day delinquencies 30-89 day delinquencies $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Sep-11 Mar-12 Sep-12 Mar-13 Sep-13 Mar-14 Sep-14 Mar-15 Sep-15 30 – 149 day delinquencies 150+ day delinquencies 14

A P P E N D I X Mortgage Banking and Card Services – Coverage ratios1 Mortgage Banking and Card Services credit data ($mm) O/(U) 3Q15 2Q15 3Q14 3Q14 Mortgage Banking (NCI) Net charge-offs $41 $81 $81 ($40) NCO rate 0.10% 0.21% 0.24% (14) bps Allowance for loan losses $1,588 $1,788 $2,288 ($700) ALL/annualized NCOs2 968% 552% 706% ALL/nonaccrual loans retained 33% 35% 39% Card Services Net charge-offs $759 $800 $798 ($39) NCO rate 2.41% 2.61% 2.52% (11) bps Allowance for loan losses $3,434 $3,434 $3,590 ($156) ALL/annualized NCOs2 113% 107% 112% 1 See note 7 on slide 18 2 Net charge-offs annualized (NCOs are multiplied by 4) 3 4Q10 adjusted net charge-offs for Mortgage Banking exclude a one-time $632mm adjustment related to the timing of when the Firm recognizes charge-offs on delinquent loans 4 2Q12 adjusted net charge-offs for Card Services were $1,254mm or 4.03%; excluding the effect of a change in charge-off policy for troubled debt restructurings, 2Q12 reported net charge-offs were $1,345mm or 4.32% 5 3Q12 adjusted net charge-offs for Mortgage Banking exclude the effect of an incremental $825mm of net charge-offs based on regulatory guidance 6 4Q12 adjusted net charge-offs for Mortgage Banking reflects a full quarter of normalized Chapter 7 Bankruptcy discharge activity, which exclude one-time adjustments related to the adoption of Chapter 7 Bankruptcy discharge regulatory guidance 7 4Q14 adjusted net charge-offs for Card Services were $797mm or 2.48% excluding losses from portfolio exits; 4Q14 reported net charge-offs were $858mm or 2.69% NCOs ($mm) 2,081 1,385 1,224 1,169 1,080 952 901 877 808 697 599 534 452 293 206 168 177 112 81 113 104 81 41 4,512 3,721 3,133 2,671 2,226 1,810 1,499 1,390 1,386 1,254 1,116 1,097 1,082 1,014 892 891 888 885 798 797 789 800 759 $0 $1,000 $2,000 $3,000 $4,000 $5,000 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Mortgage Banking Card Services 3 4 5 6 7 15

A P P E N D I X 3Q15 2Q15 3Q14 Consumer, ex. credit card LLR/Total loans 1.06% 1.20% 1.58% LLR/NPLs 55 57 58 Credit Card LLR/Total loans 2.73% 2.75% 2.84% Wholesale LLR/Total loans 1.21% 1.18% 1.20% LLR/NPLs 385 457 583 Firmwide LLR/Total loans 1.40% 1.45% 1.63% LLR/NPLs (ex. credit card) 109 109 105 LLR/NPLs 161 161 155 Firmwide – Coverage ratios1  $13.5B of loan loss reserves at September 30, 2015, down $1.4B from $14.9B in the prior year, reflecting improved portfolio credit quality  Nonperforming loan loss coverage ratio (ex. credit card) of 109%1 1 See note 5 on slide 18 Comments JPM Credit Summary $mm 9,027 8,317 8,123 7,634 7,241 7,017 6,921 6,645 6,616 17,571 16,264 15,847 15,326 14,889 14,185 14,065 13,915 13,466 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 0% 100% 200% 300% 400% 500% 600% Loan loss reserve Nonperforming retained loans Loan loss reserve/Total loans1 Loan loss reserve/NPLs1 16

IB League Tables

League table results – wallet share

	YTD2015		FY2014	
	Rank	Share	Rank	Share
Based on fees [1]:				
Global Debt, Equity & Equity-related	**1**	**8.0 %**	**1**	**7.6%**
U.S. Debt, Equity & Equity-related	1	11.7 %	1	10.7%
Global Long-term Debt[2]	**1**	**8.5 %**	**1**	**8.0%**
U.S. Long-term Debt	1	11.9 %	1	11.6%
Global Equity & Equity-related[3]	**1**	**7.4 %**	**3**	**7.1%**
U.S. Equity & Equity-related	1	11.4 %	2	9.6%
Global M&A[4]	**2**	**8.6 %**	**2**	**8.0%**
U.S. M&A	2	9.8 %	2	9.7%
Global Loan Syndications	**1**	**8.2 %**	**1**	**9.3%**
U.S. Loan Syndications	1	11.7 %	1	13.1%
Global IB fees[1,5]	**1**	**8.2 %**	**1**	**8.0%**

League table results – volumes

	YTD2015		FY2014	
	Rank	Share	Rank	Share
Based on volumes [6]:				
Global Debt, Equity & Equity-related	**1**	**7.1 %**	**1**	**6.8%**
U.S. Debt, Equity & Equity-related	1	11.8 %	1	11.8%
Global Long-term Debt[2]	**1**	**7.0 %**	**1**	**6.7%**
U.S. Long-term Debt	1	11.2 %	1	11.3%
Global Equity & Equity-related[3]	**2**	**7.4 %**	**3**	**7.5%**
U.S. Equity & Equity-related	1	12.8 %	2	11.0%
Global M&A Announced[4]	**3**	**24.2 %**	**2**	**20.3%**
U.S. M&A Announced	3	30.2 %	3	25.1%
Global Loan Syndications	**1**	**10.9 %**	**1**	**12.3%**
U.S. Loan Syndications	1	16.6 %	1	19.0%

Source: Volumes from Dealogic Analytics as of September 30, 2015 & Wallet from Dealogic Media Manager Cortex as of October 1, 2015

[1] Reflects ranking of revenue wallet and market share

[2] Long-term debt rankings include investment-grade, high-yield, supranational, sovereigns, agencies, covered bonds, asset-backed securities ("ABS") and mortgage-backed securities ("MBS"); and exclude money market, short-term debt and U.S. municipal securities

[3] Global Equity and equity-related ranking includes rights offerings and Chinese A-Shares

[4] Announced M&A and M&A reflects the removal of any withdrawn transactions. U.S. announced M&A volumes represent any U.S. involvement ranking. US M&A revenue wallet represents wallet from client parents based in the U.S.

[5] Global Investment Banking fees per Dealogic exclude money market, short-term debt and shelf deals

[6] Rankings reflect transaction volume rank and market share. Global announced M&A is based on transaction value at announcement; because of joint M&A assignments, M&A market share of all participants will add up to more than 100%. All other transaction volume-based rankings are based on proceeds, with full credit to each book manager/equal if joint

APPENDIX

17

JPMORGAN CHASE & CO.

A P P E N D I X Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results, including the overhead ratio, and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a fully taxable-equivalent (“FTE”) basis. Accordingly, revenue from investments that receive tax credits and tax exempt securities is presented in the managed results on a basis comparable to taxable securities and investments. This non- GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. 2. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”), are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s earnings as a percentage of TCE. TBVPS represents the Firm’s tangible common equity divided by period-end common shares. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm’s use of equity. 3. Common equity Tier 1 (“CET1”) capital, Tier 1 capital, Total capital, risk-weighted assets (“RWA”) and the CET1, Tier 1 capital and total capital ratios and the supplementary leverage ratio (“SLR”) under the Basel III Fully Phased-In rules are each non-GAAP financial measures. These measures are used by management, bank regulators, investors and analysts to assess and monitor the Firm’s capital position. For additional information on these measures, see Regulatory capital on pages 146- 153 of JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2014, and on page 67-71 of the Firm’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015. 4. Adjusted expense and adjusted overhead ratio are each non-GAAP financial measures, and exclude Firmwide legal expense ($1.3B in the third quarter of 2015). Management believes this information helps investors understand the effect of this item on reported results and provides an alternate presentation of the Firm’s performance. 5. The ratios of the allowance for loan losses to end-of-period loans retained and allowance for loan losses to nonperforming loans exclude the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired (“PCI”) loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. 6. The CIB provides certain non-GAAP financial measures, as such measures are used by management to assess the underlying performance of the business and for comparability with peers:  The ratio of the allowance for loan losses to end-of-period loans is calculated excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio.  Adjusted ROE for the third quarter 2015 is calculated excluding a total of $673mm, after tax, of legal expense, tax benefits and reserve build  Within Markets & Investor Services revenue, the change in Markets revenue and Fixed Income Markets revenue excludes the decline related to business simplification 7. Net charge-offs for Mortgage Banking and Card Services may be adjusted for significant items, as indicated. These adjusted charge-offs are non-GAAP financial measures used by management to facilitate comparisons with prior periods. Notes 18

Notes

8. The Firm presents pretax income, net income (assumes a tax rate of 38% for items that are tax deductible) and earnings per share excluding certain notable items. These measures should be viewed in addition to, and not as a substitute for, the Firm's reported results. Management believes this information helps investors understand the effect of these items on reported results and provides an additional presentation of the Firm's performance. The table below provides a reconciliation of reported results to these non-GAAP financial measures:

Reconciliation of reported to adjusted results

Three months ended September 30, 2015 (in millions, except per share)	Pretax income	Net income	EPS
Reported results	$ 6,730	$ 6,804	$ 1.68
Adjustments:			
Firmwide legal expense	1,347	973	0.26
Firmwide tax benefits	–	(2,164)	(0.57)
Consumer credit reserve releases	(591)	(366)	(0.10)
Wholesale credit reserve builds	310	192	0.05
Total adjustments	1,066	(1,365)	(0.36)
Adjusted results	**$ 7,796**	**$ 5,439**	**$ 1.32**

Additional notes on financial measures

1. Core loans include loans considered central to the Firm's ongoing businesses; core loans exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit.

2. Effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit. The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation. For further discussion, see page 2 of the Earnings Release Financial Supplement.

APPENDIX

19

JPMORGAN CHASE & CO.

A P P E N D I X Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2014, and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015 and June 30, 2015, which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase & Co.’s website (http://investor.shareholder.com/jpmorganchase), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. 20